AXP Managed Allocation Fund (Nov. 27, 1998) S-6141-99 N (11/98)
(Formerly known as IDS Managed Allocation Fund)


The investment policies have been modified as follows:

o    Eliminating the 10% minimum investment in foreign equity securities.

S-6141- 31 A(8/99)
*Valid until next prospectus update

Destroy Nov. 29, 1999